UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

# The Advisors' Inner Circle Fund

## ICM Small Company Portfolio

**Semi-Annual Report** **April 30, 2016**

**Investment Adviser:**

**Investment Counselors of Maryland, LLC**

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

Dear Shareholder:

While the U.S. equity market, as measured by the S&P 500 Index, posted a modest 0.43% return for the first half of fiscal 2016, the path to that outcome was exceptionally volatile. In the first six weeks of calendar year 2016, the S&P 500 declined 10%, which was the worst start to the year in decades, as the financial press repeatedly reminded us. This decline was driven by renewed fears of a hard landing for the Chinese economy; the further collapse of oil prices below $30, and most importantly, concern the Federal Reserve would nevertheless continue to raise short term interest rates despite the existence of these deflationary forces.

For small cap stocks, as measured by the Russell 2000® Index, the start to the calendar year was even worse, with a six week decline of 16%, and a 27.8% drop from the June 2015 high, well within the textbook definition of a bear market. By the end of the April, however, the market had reversed its losses as China fears subsided, oil rallied and the Federal Reserve passed on raising rates with a surprisingly dovish assessment of the pace of future rate increases. For the first time in several periods, small cap value stocks, as measured by the Russell 2000® Value Index, led with a 1.2% gain, far outpacing small cap growth stocks, which declined 5%, largely due to that benchmark’s outsized weighting of poorly performing healthcare shares, which fell 9.5%. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) exceeded its benchmark, the Russell 2000® Value Index (the “Benchmark”), this fiscal semi-annual period with a 3.8% advance.

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2015- Jan. 31, 2016	Feb. 1, 2016- Apr. 30, 2016	Nov. 1, 2015- Apr. 30, 2016
ICM Small Co. Portfolio*	-7.47%	12.17%	3.79%
Russell 2000® Value Index	-9.12%	11.34%	1.18%
Russell 2000® Index	-10.56%	9.67%	-1.90%
Russell 2000® Growth Index	-11.98%	7.97%	-4.97%
S&P 500 Index	-6.18%	7.05%	0.43%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.94%.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent moth end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/16 is -2.54% (one year), 8.05% (annualized five year) and 6.18% (annualized 10 year).

The Fund’s Producer Durables holdings, which advanced 7.8%, were the largest contributor to the benchmark beating performance over the first six months of the fiscal year. Several stocks produced double digit returns, but Granite Construction and valve manufacturer Circor International were standout performers with gains of 36.6% and 27.6% respectively. Granite is benefitting from a growing backlog of infrastructure work after the passage of the new federal highway bill last year, while Circor, a new holding, continues upon the path of improvement set out by the new management team.

Historically a more volatile sector, Technology shares have been less affected over the last six months from the troubles plaguing the overall economy. These companies are benefitting from relatively low exposure to the beleaguered energy sector and are generally able to price their products in U.S. dollars, insulating them from the strength in the currency. The Portfolio’s technology holdings, which gained 6.4%, surpassed the 3.0% return for the benchmark. The 72.3% return from laser equipment producer Coherent was an important component of this outperformance. The company is benefitting from strong demand for its specialized lasers used to produce leading edge flat panel displays for smartphones and tablets.

The Fund’s underweight of the Financial Services sector was also a source of relative outperformance in the first half the fiscal year. Most financial sectors, including Banks and insurance companies, struggle as interest rates fall, so it is no surprise that this sector underperformed as the yield on U.S. Treasuries fell under the weight of a slowing U.S. and global economy. The Portfolio’s holdings also outperformed during the period with a slight positive gain versus the 1.7% decline for the benchmark peers.

The Fund’s lower than benchmark weighting in the interest rate sensitive Real Estate Investment Trust (“REIT”) and Utility sectors was the biggest drag to relative performance this period. Both sectors performed well as the yield on the 10 year U.S. Treasury and investors gravitated towards these yield oriented investments. The Portfolio’s holdings of REITs outperformed the benchmark peers, but this was not enough to overcome the combined underweight position in both sectors. As previously discussed, we increased the Portfolio’s investment in REITs

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

last summer after a pullback in the sector, but we still view utility shares as historically expensive and have been unable to find attractive new investments in the sector.

The only other sizeable drag on relative performance this fiscal semi-annual period came from the underperformance of the Portfolio’s Consumer Discretionary holdings, which fell 6.1% compared to a 3.6% decline for the benchmark constituents. The modest overweight in retailing shares, which fell over 5% during the period, was the largest contributor to this underperformance. Despite a seemingly positive backdrop of rising employment, falling energy prices and slowing rising wages, consumer spending remains lackluster, pressuring the earnings of many retailers.

After an impressive rally in late February through April, the market, as measured by the S&P 500 Index, currently trades at 16.9 times expected 2016 earnings, a level somewhat above the historical average but reasonable compared to fixed income alternatives. In the near term, further multiple expansion is unlikely and market gains should be driven by a resumption of growth in corporate earnings, which have declined over the last three quarters from the headwinds of plunging oil prices and the rapid appreciation of the U.S. dollar. The good news is that there are early signs this is occurring, as recent gauges of industrial and commercial activity in the U.S. have turned up, oil prices appear to have bottomed and the dollar has retreated versus other major currencies.

While small cap value stocks outperformed in the first half of fiscal 2016, particularly versus the small cap growth benchmark, trading at 16.1 times 2016 estimated earnings, we believe the sector continues to offer the best relative value in the U.S. equity market and can continue to outperform.

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 97.5%
	Shares	Value

CONSUMER DISCRETIONARY — 12.8%
Arctic Cat	316,000	$5,255,080
Ascena Retail Group*	1,075,694	9,476,864
Black Diamond*	221,943	943,258
Crocs*	669,275	5,588,446
DSW, Cl A	287,600	7,066,332
Finish Line, Cl A	456,134	9,008,647
FTI Consulting*	240,880	9,707,464
Group 1 Automotive	149,872	9,867,572
Haverty Furniture	211,100	3,941,237
Hillenbrand	160,661	4,869,635
Malibu Boats, Cl A*	162,200	2,854,720
MDC Holdings	382,671	9,417,533
Orbotech*	396,260	9,541,941
Rush Enterprises, Cl A*	252,400	4,969,756
Tetra Tech	366,400	10,772,160
TRI Pointe Group*	935,850	10,855,860
Winnebago Industries	498,400	10,785,376

		124,921,881

CONSUMER STAPLES — 0.8%
Snyder’s-Lance	238,432	7,622,671

ENERGY — 2.5%
Bonanza Creek Energy*	1,339,205	5,196,115
Carrizo Oil & Gas*	155,405	5,496,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

COMMON STOCK‡ — continued
	Shares	Value

ENERGY — continued
Matrix Service*	486,230	$9,160,573
SAExploration Holdings*	414,260	265,127
Whiting Petroleum*	337,400	4,048,800

		24,167,290

FINANCIAL SERVICES — 29.9%
Ameris Bancorp	425,491	13,360,418
BNC Bancorp	133,899	2,993,982
Boston Private Financial Holdings	615,820	7,525,320
Brandywine Realty Trust†	796,548	11,908,393
Bryn Mawr Bank	370,239	10,522,192
CatchMark Timber Trust, Cl A†	724,800	7,690,128
ConnectOne Bancorp	561,800	9,668,578
DuPont Fabros Technology†	225,589	8,982,954
Eagle Bancorp*	138,909	7,042,686
Empire State Realty Trust, Cl A†	531,475	9,837,602
Enterprise Financial Services	297,574	8,144,600
First Industrial Realty Trust†	484,000	11,102,960
First Merchants	260,443	6,680,363
FNB	741,941	9,808,460
Hanmi Financial	525,398	12,147,202
Hanover Insurance Group	61,323	5,259,060
Healthcare Realty Trust†	274,829	8,321,822
Heritage Financial	607,265	11,204,039
HomeStreet*	356,591	7,684,536
HomeTrust Bancshares*	442,656	8,211,269
Kite Realty Group Trust†	414,843	11,296,175
Navigators Group*	110,421	9,121,879
Parkway Properties†	336,151	5,529,684
Pebblebrook Hotel Trust†	330,677	9,139,912
QTS Realty Trust, Cl A†*	164,900	7,984,458
Selective Insurance Group	158,003	5,484,284
South State	155,875	10,908,133
Southwest Bancorp	483,900	7,766,595
Sterling Bancorp	705,100	11,521,334
Texas Capital Bancshares*	114,562	5,249,231
TriCo Bancshares	360,037	9,692,196
United Financial Bancorp	533,690	6,927,296
Yadkin Financial	476,800	11,929,536

		290,647,277

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

COMMON STOCK‡ — continued
	Shares	Value

HEALTH CARE — 3.5%
Bio-Rad Laboratories, Cl A*	52,037	$7,381,449
CONMED	188,470	7,806,427
Haemonetics*	193,865	6,287,042
Meridian Bioscience	141,307	2,700,377
Owens & Minor	53,988	1,964,623
WellCare Health Plans*	90,042	8,102,880

		34,242,798

INDUSTRIALS — 12.5%
Alamo Group	186,318	10,515,788
CIRCOR International	196,800	11,109,360
Essendant	247,663	7,625,544
Greif, Cl A	291,400	10,111,580
ICF International*	272,750	10,738,168
Kforce	23,603	448,693
Knight Transportation	295,900	7,862,063
Knowles*	800,600	10,704,022
Lydall*	237,592	8,741,010
McDermott International*	2,703,995	12,276,137
Mueller Water Products, Cl A	997,700	10,725,275
MYR Group*	367,772	9,381,864
SP Plus*	399,031	8,890,410
Standex International	29,811	2,286,205

		121,416,119

INFORMATION TECHNOLOGY — 2.7%
Acxiom*	371,000	8,150,870
Electro Scientific Industries*	940,763	6,632,379
Perficient*	578,400	12,076,992

		26,860,241

MATERIALS — 1.3%
Kaiser Aluminum	68,100	6,457,923
US Concrete*	98,800	6,101,888

		12,559,811

MATERIALS & PROCESSING — 9.3%
ABM Industries	246,621	7,933,798
Belden CDT	147,972	9,342,952
Brady, Cl A	416,834	11,041,933
Carpenter Technology	225,799	7,995,543

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

COMMON STOCK‡ — continued
	Shares	Value

MATERIALS & PROCESSING — continued
Haynes International	184,200	$6,913,026
HB Fuller	197,137	8,815,967
Innophos Holdings	265,868	9,826,481
Materion	282,150	8,179,528
OMNOVA Solutions*	994,528	7,110,875
Quanex Building Products	127,505	2,402,194
Rogers*	184,569	10,586,878

		90,149,175

PRODUCER DURABLES — 11.7%
Actuant, Cl A	432,943	11,563,908
Albany International, Cl A	239,815	9,662,146
CBIZ*	674,511	6,866,522
Compass Diversified Holdings (A)	611,655	9,835,412
ESCO Technologies	273,241	10,514,314
Granite Construction	199,430	8,892,584
Heartland Express	534,353	9,677,133
Kaman	224,446	9,446,932
Marten Transport	437,856	8,170,393
Methode Electronics	343,054	10,198,995
Regal Beloit	143,556	9,247,877
Triumph Group	258,343	9,346,850

		113,423,066

TECHNOLOGY — 7.0%
Coherent*	75,315	7,034,421
Fabrinet*	221,378	7,077,455
FormFactor*	1,127,916	8,684,953
GSI Group*	635,883	9,252,098
Integrated Device Technology*	531,359	10,244,602
IXYS	811,900	8,768,520
ON Semiconductor*	243,634	2,307,214
Plantronics	121,363	4,666,407
Plexus*	231,836	9,681,471

		67,717,141

UTILITIES — 3.5%
IDACORP	161,047	11,712,948
NorthWestern	197,075	11,201,743

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

COMMON STOCK‡ — continued
	Shares	Value

UTILITIES — continued
Spire	177,050	$11,324,118

		34,238,809

TOTAL COMMON STOCK (Cost $824,942,522)		947,966,279

SHORT-TERM INVESTMENT — 2.7%
Dreyfus Treasury Prime Cash Management, Cl A 0.150% (B) (Cost $26,122,885)	26,122,885	26,122,885

TOTAL INVESTMENTS — 100.2% (Cost $851,065,407)		$974,089,164

Percentages are based on Net Assets of $972,102,351.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2016 was $9,835,412 or 1.01% of Net Assets.

(B)	The rate shown is the 7-day effective yield as of April 30, 2016.

*	Non-income producing security.

†	Real Estate Investment Trust

‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $851,065,407)	$974,089,164
Receivable for Investment Securities Sold	2,029,729
Receivable for Capital Shares Sold	683,428
Dividends and Interest Receivable	287,350
Prepaid Expenses	15,823

Total Assets	977,105,494

Liabilities:
Payable for Investment Securities Purchased	3,545,713
Payable due to Investment Advisor	547,781
Shareholder Servicing Fees Payable	461,746
Payable for Capital Shares Redeemed	336,097
Payable due to Administrator	43,129
Payable due to Trustees	4,399
Chief Compliance Officer Fees Payable	1,695
Other Accrued Expenses	62,583

Total Liabilities:	5,003,143

Net Assets	$972,102,351

Net Assets Consist of:
Paid-in-Capital	$815,095,558
Undistributed Net Investment Income	718,933
Accumulated Net Realized Gain on Investments	33,264,103
Net Unrealized Appreciation on Investments	123,023,757

Net Assets	$972,102,351

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	37,331,440

Net Asset Value, Offering and Redemption Price Per Share	$26.04

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2016 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$6,560,426

Total Income	6,560,426

Expenses
Investment Advisory Fees	3,206,680
Shareholder Servicing Fees	806,804
Administration Fees	257,620
Trustees’ Fees	7,004
Chief Compliance Officer Fees	2,898
Transfer Agent Fees	46,193
Printing Fees	27,437
Custodian Fees	18,964
Legal Fees	14,858
Registration and Filing Fees	10,743
Audit Fees	8,854
Other Expenses	11,519

Total Expenses	4,419,574

Less: Fees Paid Indirectly (See Note 4)	(33)
Net Expenses	4,419,541

Net Investment Income	2,140,885

Net Realized Gain on Investments	31,830,630
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(3,527,837)

Total Net Realized and Unrealized Gain on Investments	28,302,793

Net Increase in Net Assets Resulting from Operations	$30,443,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations:
Net Investment Income	$2,140,885	$3,939,491
Net Realized Gain on Investments	31,830,630	110,887,892
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,527,837)	(111,456,500)

Net Increase in Net Assets Resulting from Operations	30,443,678	3,370,883

Dividends and Distributions:
Net Investment Income	(2,944,547)	(2,769,901)
Net Realized Gains	(99,957,948)	(203,556,220)

Total Dividends and Distributions	(102,902,495)	(206,326,121)

Capital Share Transactions:
Issued	126,545,406	124,404,224
In Lieu of Cash Distributions	101,949,671	203,856,113
Redeemed	(132,071,297)	(297,600,733)

Net Increase in Net Assets from Capital Share Transactions	96,423,780	30,659,604

Total Increase/(Decrease) in Net Assets	23,964,963	(172,295,634)
Net Assets:
Beginning of Period	948,137,388	1,120,433,022

End of Period	$972,102,351	$948,137,388

Undistributed Net Investment Income	$718,933	$1,522,595

Share Transactions:
Issued	4,713,083	4,283,151
In Lieu of Cash Distributions	4,191,044	7,180,269
Redeemed	(5,249,823)	(9,850,599)

Net Increase in Shares Outstanding from Share Transactions	3,654,304	1,612,821

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2016 (Unaudited)		Years ended October 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.15		$34.94	$36.60	$28.84	$28.61	$27.10

Income from Operations:
Net Investment Income*	0.06		0.11	0.09	0.20	0.09	0.05
Net Realized and Unrealized Gain	0.79		0.10	1.98	9.59	2.81	1.53

Total from Operations	0.85		0.21	2.07	9.79	2.90	1.58

Dividends and Distributions:
Net Investment Income	(0.08)		(0.08)	(0.14)	(0.15)	(0.05)	(0.07)
Net Realized Gain	(2.88)		(6.92)	(3.59)	(1.88)	(2.62)	—

Total Dividends and Distributions	(2.96)		(7.00)	(3.73)	(2.03)	(2.67)	(0.07)

Net Asset Value, End of Period	$26.04		$28.15	$34.94	$36.60	$28.84	$28.61

Total Return†	3.79%		0.47%	6.21%	36.32%	11.54%	5.83%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$972,102		$948,137	$1,120,433	$1,428,199	$1,181,670	$1,235,797
Ratio of Expenses to Average Net Assets(1)	0.97	%**	0.94%	0.96%	0.93%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.47	%**	0.37%	0.26%	0.64%	0.33%	0.18%
Portfolio Turnover Rate	15	%***	27%	24%	21%	19%	30%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not Annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The Portfolio is an investment company as defined in accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Portfolio follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2016, all of the Portfolio’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classification, see the schedule of investments.

For the six months ended April 30, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2016, there were no Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the year.

For the six months ended April 30, 2016, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

As of and during the six months ended April 30, 2016, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Portfolio may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production,

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six months ended April 30, 2016, the Portfolio paid $257,620 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year six months April 30, 2016, the Portfolio earned credits of $33 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by OM Asset Management plc. and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2016, the Portfolio made purchases of $135,042,860 and had sales of $147,598,383 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2015	$13,098,168	$193,227,953	$206,326,121
2014	15,167,932	129,592,463	144,760,395

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,568,429
Undistributed Long-Term Capital Gains	98,906,301
Net Unrealized Appreciation	127,990,862
Other Temporary Differences	18

Total Distributable Earnings	$229,465,610

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and basis adjustments in partnerships.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$851,065,407	$191,361,899	$(68,338,142)	$123,023,757

8. Other:

At April 30, 2016, 40% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2016

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 to April 30, 2016).

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/1/15	Ending Account Value 04/30/2016	Annualized Expense Ratio	Expenses Paid During Period*
Actual Portfolio Return	$1,000.00	$1,037.90	0.97%	$4.91
Hypothetical 5% Return	1,000.00	1,020.04	0.97	4.87

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

APPROVAL OF INVESTMENT ADVISOR AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 23, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016